Acquisitions (Details) - Schedule of carrying amount and the fair value of identifiable assets and liabilities acquired and purchase consideration paid - DuraGraft [Member]	12 Months Ended
Dec. 31, 2021 USD ($)
Consideration
Common shares	$ 12,500,000
Warrants	1,200,000
Contingent consideration	9,926,000 [1]
Total consideration	23,626,000
Fair value of identifiable assets acquired, and liabilities assumed
Net working capital	30,908
Property, plant, and equipment	9,092
Intangible assets	18,170,000
Goodwill	5,416,000
Total identifiable assets	$ 23,626,000

[1]	During the year ended December 31, 2021, for the purposes of the final allocation of the purchase price consideration, contingent consideration was measured as of the date of Somah acquisition - July 31, 2020 and valued at $9,926,000. Since then, the fair market value of the contingent liabilities, measured in accordance with Level 3 of the fair value hierarchy, has increased by $1,387,000 to $11,313,000 as at December 31, 2021 (Note 1).